Exhibit 10.29

REGISTRATION RIGHTS AGREEMENT

by and among

LINEAGE, INC.

and

the other parties hereto

Dated as of [     ], 2024

i

Section 5.11	Counterparts	17
Section 5.12	Effectiveness	17
Section 5.13	No Recourse	17
Section 5.14	Independent Nature of the Rights and Obligations of Holders	17
Section 5.15	Termination as to a Holder	18

ii

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of [___________], 2024 and is by and among Lineage, Inc. (the “Company”), and the Holders (as defined below) from time to time party hereto.

RECITALS

WHEREAS, the Company is effecting an underwritten initial public offering (“IPO”) of shares of its Common Stock (as defined below);

WHEREAS, from time to time following the IPO, certain Holders will receive shares of Common Stock (as defined below) from BG Lineage Holdings, LLC, a Delaware limited liability company (“BGLH”), in connection with the settlement of their respective existing interests in BGLH (each such event, a “Settlement”);

WHEREAS, from time to time following the IPO, certain Holders will receive OP Units (as defined below), in connection with the reclassification of their respective existing interests in Lineage OP, LP, a Maryland limited partnership (the “OP”) (each such event, a “Reclassification”); and

WHEREAS, the Company desires to grant registration rights to the Holders on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “Automatic Shelf Registration Statement,” as defined in Rule 405 under the Securities Act.

“BGLH” has the meaning set forth in the recitals.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by Law to close.

“Closing Date” means the initial closing date of the IPO.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, and any Securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or into which it may be converted or exchanged pursuant to any reclassification, recapitalization, merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company.

“Company” has the meaning set forth in the preamble.

“Company Offering” has the meaning set forth in Section 3.2(b).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means the entities listed on Schedule I hereto or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2.

“Indemnified Party” and “Indemnified Parties” have the meanings set forth in Section 4.1.

“IPO” has the meaning set forth in the recitals.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Non-Recourse Party” has the meaning set forth in Section 5.13.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit B, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K under the Securities Act, and (iii) pursuant to which such Holder agrees to bound by the terms and conditions hereof.

“Offering Blackout Period” has the meaning set forth in Section 3.2(b).

“OP” has the meaning set forth in the recitals.

“OP Agreement” means the Second Amended and Restated Limited Partnership Agreement of OP, dated on or about the date hereof, among the Company and the other persons parties thereto from time to time, as amended and in effect from time to time.

“OP Units” means common units of partnership interest in OP.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Proceeding” has the meaning set forth in Section 4.3.

“Prospectus” means any prospectus or prospectuses included in, or relating to, any Registration Statement (including without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act, as the case may be, and any term sheet filed pursuant to Rule 433 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Reclassification” has the meaning set forth in the recitals.

“Registrable Securities” means all shares of Common Stock held by a Holder, whether now held or hereafter received in a Settlement, and including any such Common Stock received by a Holder upon the conversion or exchange of, or pursuant to such a transaction with respect to, other Securities held by such Holder, including such Common Stock received by a Holder upon exchange of OP Units in accordance with the OP Agreement, whether now held or hereafter received in a Reclassification. As to any Registrable Securities, such Securities shall cease to be Registrable Securities without further act of the Company or a Holder when:

(a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b) such Registrable Securities shall have been sold pursuant to Section 4(a)(1), Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c) such Registrable Securities shall have been Transferred in a private transaction in which the Transferor’s registration rights under this Agreement are not assigned to the Transferee of the Securities;

(d) such Registrable Securities cease to be outstanding; or

(e) all such Registrable Securities held by such Holder may be sold in one transaction pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act without limitation thereunder on volume or manner of sale.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a) all SEC, stock exchange, or FINRA registration and filing fees;

(b) all fees and expenses of complying with securities or blue sky Laws;

(c) all printing, messenger and delivery expenses;

(d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants; and

(f) any other fees and disbursements customarily paid by the issuers of securities;

provided, however, that “Registration Expenses” shall not include, and the Company shall not have any obligation to pay, any underwriting fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by a Holder, or any legal fees and expenses of counsel to a Holder and any underwriter engaged by a Holder or any other expenses incurred in connection with the performance by a Holder of their obligations under the terms of this Agreement.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement pursuant to the terms hereof.

“Settlement” has the meaning set forth in the recitals.

“Specified Holder” means each Person listed on the signature pages hereto under the heading “Specified Holders” and any Transferee of such Person to whom registration rights are assigned pursuant to Section 5.2.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or

Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 3.1(a).

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

Section 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” and words of similar import when used in this Agreement mean “including, without limitation,” unless otherwise specified. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified and references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” References to “day” means a calendar day unless otherwise indicated as a “Business Day.”

(b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

(d) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

ARTICLE 2

REGISTRATION RIGHTS

Section 2.1 Shelf Registration. The Company shall use its reasonable best efforts to file, as promptly as practicable on or after the date that is 365 days after the Closing Date, with the SEC a “shelf” Registration Statement on an appropriate form (which shall be, if the Company is then eligible, an Automatic Shelf Registration Statement) providing for the registration of, and the sale by each Holder of, all of the Registrable Securities held by such Holder at the time of such filing on a continuous or delayed basis by each Holder, from time to time in accordance with Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof. To the extent that the Company has an effective shelf registration statement on file and it is effective with the SEC at the time the Company is going to file a Registration Statement hereunder, the Company may (but will not be required to) instead file a prospectus supplement or post-effective amendment, as applicable, to include in such shelf registration statement the Registrable Securities to be registered pursuant to this Agreement (in such a case, such prospectus supplement or post-effective amendment together with the previously filed shelf registration statement will be considered the Registration Statement).

Section 2.2 Notification and Distribution of Materials. At the time the Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Registration Statement and the Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable Law.

Section 2.3 Effectiveness. The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective (or in the event the Registration Statement expires pursuant to Rule 415(a)(5) under the Securities Act, file a replacement Registration Statement (or prospectus supplement or post-effective amendment, as applicable, pursuant to the last sentence of Section 2.3) and keep such replacement Registration Statement effective) for the period beginning on the date on which the Registration Statement is declared or becomes effective and ending on the date that no Registrable Securities remain as Registrable Securities.

Section 2.4 Registration Procedures. The Company shall:

(a) during the period that the Registration Statement is effective, use its reasonable best efforts to prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to (i) keep such Registration Statement (or a successor Registration Statement filed with respect to such Registrable Securities) effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered thereby and (ii), not less than once a quarter (subject to Section 3(b)), (x) name as selling securityholders therein any Holder and (y) add Registrable Securities to the Registration Statement as a result of the receipt by any Holder of additional Registrable Securities pursuant to a Settlement or Reclassification, in either case, who provides the Company a duly completed and executed Notice and Questionnaire on or prior to the date ten (10) Business Days prior to such filing; provided that the Company’s obligation under clause (ii) with respect to any quarter shall be deemed satisfied with no further action of the Company if the Company does not receive a single duly completed and executed Notice and Questionnaire during such quarter; provided further that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than any reports or other documents filed with the SEC pursuant to the Exchange Act), the Company shall (i) furnish to counsel for the sellers of Registrable Securities covered by such Registration Statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, (ii) fairly and in good faith consider such changes in any such documents prior to or after the filing thereof as the counsel to the Holders of Registrable Securities being sold may reasonably request, and (iii) make such representatives of the Company as shall be reasonably requested by the Holders of the Registrable Securities being sold available for discussion of such documents; provided further that, in addition to the Notice and Questionnaire, each Holder agrees to deliver such notices, questionnaires and other information as the Company may reasonably request in writing, if any, to the Company within ten (10) Business Days after such request;

(b) furnish to each Holder of Registrable Securities being registered such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request, without charge, in order to facilitate the disposition of the Registrable Securities by such Holder (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Holder in connection with the offering and sale of the Registrable Securities covered by the Registration Statement of which such Prospectus, amendment or supplement is a part);

(c) use its reasonable best efforts to promptly notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when the Prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, use its reasonable best efforts to prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(d) use its reasonable best efforts to (i) list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and (ii) provide a transfer agent and registrar and CUSIP number for such Registrable Securities covered by such Registration Statement not later than the effective date of the Registration Statement;

(e) use its reasonable best efforts to notify counsel for the Holders of Registrable Securities included in such Registration Statement, immediately, and confirm the notice in writing: (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; provided, however, that this clause (i) shall not apply to (A) an amendment or supplement relating solely to securities other than the Registrable Securities or (B) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the SEC under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or Prospectus; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the Registration Statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registration Statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(f) take every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(g) use its reasonable best efforts to register and qualify (unless an exemption from the registration or qualification exists) the Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereof to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.4(g), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2.4(g), or (iii) file a general consent to service of process in any such jurisdictions;

(h) use its reasonable best efforts to cooperate with the Holders of Registrable Securities covered by the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the Registration Statement, and enable such Securities to be in such denominations and registered in such names as the Holders may request; and

(i) use its reasonable best efforts to cooperate with each seller of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

Section 2.5 Costs and Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement and the Company’s performance of its other obligations under the terms of this Agreement. All other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, whether or not any of the transactions contemplated hereby are consummated.

Section 2.6 Notice of Certain Events. Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth in clauses (ii)-(iv) of Section 2.4(e), the Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holder’s receipt of written notice from the Company that the use of the Registration Statement may be resumed. Each Holder also agrees that it will treat as strictly confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company, unless required by law or subpoena, until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Holder in breach of the terms of this Agreement.

Section 2.7 Covenants Relating to Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. If the Company ceases to be so required to file such reports, the Company will use its reasonable best efforts to, upon the request of the Holder of Registrable Securities, (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as a Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable a Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of a Holder of Registrable Securities, the Company will use its reasonable best efforts to deliver to the Holders a written statement as to whether it has complied with such requirements of the Securities Act and the Exchange Act, a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 2.8, as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such Registrable Securities without registration. Without limiting the generality of the foregoing, if a Holder holds Registrable Securities that are eligible to be resold without restriction under Rule 144 or pursuant to an effective Registration Statement, then, at such Holder’s request, accompanied by such additional representations and other documentation as the Company shall reasonably request, the Company shall use its reasonable best efforts to cause the Company’s transfer agent to remove any restrictive legend set forth on the Registrable Securities held by such Holder in connection with any sale of such Registrable Securities pursuant to Rule 144 or the effective Registration Statement, as applicable (including, if required by the Company’s transfer agent, by delivering to the Company’s transfer agent a direction letter and opinion of counsel).

Section 2.8 No Conflicting Agreements. The Company hereby represents and warrants that the Company has not entered into and the Company will not after the date of this Agreement enter into any agreement that conflicts with the rights granted to the Holders of Registrable Securities pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement.

Section 2.9 Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Registration Statement.

ARTICLE 3

SUSPENSION OF REGISTRATION

REQUIREMENTS; SALES RESTRICTIONS

Section 3.1 Suspension of Registration Requirements.

(a) Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings under any state securities Laws, to become or remain effective shall be suspended, as the Company may reasonably determine necessary and advisable (but in no event more than three times in any rolling 12-month period commencing on the date of this Agreement or more than 60 consecutive days, except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective after the Company has used its reasonable best efforts to cause the post-effective amendment to be declared effective by the SEC, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment) (i) if such filing, amendment or supplement would render the Company unable to comply with any “lockup” or similar agreement between the managing underwriter or underwriters and the Company in an underwritten offering or (ii) in the event of pending negotiations relating to, or consummation of, a material transaction or the occurrence of a material event that would (A) require additional disclosure of material non-public information by the Company in the Registration Statement or such filing, amendment or supplement, as to which the Company has a bona fide business purpose for preserving confidentiality, and the premature disclosure of which would adversely affect the Company, or (B) render the Company unable to comply with SEC requirements (any such circumstances being hereinafter referred to as a “Suspension Event”). The Company will use its reasonable best efforts to notify the Holders of the existence of any Suspension Event by promptly delivering to the Holders a certificate signed by an executive officer of the Company stating that a Suspension Event has occurred and is continuing; provided that any such certificate shall not include details of the circumstances giving rise to the Suspension Event. Each Holder agrees that it will treat as strictly confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company, unless otherwise required by law or subpoena, until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Holder in breach of the terms of this Agreement.

Section 3.2 Restriction on Sales.

(a) Each Holder agrees that, following the effectiveness of any Registration Statement relating to its Registrable Securities, the Holder will not effect any dispositions of any of its Registrable Securities pursuant to such Registration Statement or any filings under any state securities Laws at any time after the Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. Each Holder will maintain the strict confidentiality of any information included in the written notice delivered by the Company unless otherwise required by Law or subpoena. Each Holder may recommence effecting dispositions of the Registrable Securities pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

(b) Each Holder of Registrable Securities further agrees, if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any disposition of any of the Registrable Securities during the period (the “Offering Blackout Period”) beginning upon receipt by the Holder of written notice from the Company, but in any event no earlier than the fifteenth (15th) day preceding the anticipated date of pricing of such Company Offering, and ending no later than ninety (90) days after the closing date of such Company Offering. Such Offering Blackout Period notice shall be in writing in a form reasonably satisfactory to the Company and the managing underwriter or underwriters. Each Holder will maintain the strict confidentiality of any information included in such notice delivered by the Company unless otherwise required by Law or subpoena. Such Offering Blackout Period notice shall only be effective if (i) all executive officers subject to Section 16 of the Exchange Act and directors of the Company are similarly bound and (ii) such Offering Blackout Period notice provides that any release from such notice shall only be effective if it is granted pro rata to all Holders.

ARTICLE 4

INDEMNIFICATION

Section 4.1 Indemnification by the Company. The Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder of Registrable Securities, each Affiliate of such Holder and their respective directors, officers, employees, partners, equityholders, managers, accountants, attorneys and agents (and the directors, officers, employees, partners, equityholders, managers, accountants, attorneys, agents and controlling Persons of any of the foregoing) and each other Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and reasonable and documented expenses and to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Securities were registered under the Securities Act, any Prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a Prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company shall reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, in any such Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

Section 4.2 Indemnification by the Holder. Each Holder severally, and not jointly, agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1) the Company, all other Holders and any of their respective Affiliates, their respective directors, officers, employees, partners, equityholders, managers, accountants, attorneys and agents (and the directors, officers, employees, partners, equityholders, managers, accountants, attorneys, agents and controlling Persons of any of the foregoing) and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act or Exchange Act, with respect to any untrue statement in or omission from such Registration Statement, any Prospectus contained therein, any amendment or supplement, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information which (i) relates solely to such Holder’s individual ownership of the Registrable Securities, and (ii) if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the preparation of such Registration Statement, Prospectus or amendment or supplement or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the Transfer of such Securities by such Holder.

Section 4.3 Notices of Claims, etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action, suit, proceeding or investigation or written threat thereof with respect to which a claim for indemnification may be made pursuant to this Article 4 (each, a “Proceeding”), such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such Proceeding; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 4.1 or 4.2, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such Proceeding is brought against an Indemnified Party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the indemnifying party and reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, at the indemnifying party’s expense, the indemnifying party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such Proceeding, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action unless (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party or parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to the indemnified party or parties; or (iii) the named parties to any such Proceeding (including any impleading parties) include both such indemnified party or parties and the indemnifying parties or an Affiliate of an indemnifying party or indemnified party, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying party or parties, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel at the expenses of the indemnifying party or parties, the indemnifying party or parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party or parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement which (x) provides for other than monetary damages without the consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) or (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

Section 4.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 4.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’

relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 4.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. Any obligation of Holders to contribute pursuant to this Section 4.4 shall be several in the same proportion that the dollar amount of the proceeds actually received by each such Holder bears to the total dollar amount of the proceeds received by all Holders and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

If indemnification is available under Section 4.1, the indemnifying parties shall indemnify each Indemnified Party to the full extent provided in Section 4.1 without regard to the relative fault of said indemnifying party or Indemnified Party or any other equitable consideration provided for in this Section 4.4.

Section 4.5 Other Indemnification. Indemnification similar to that specified in this Article 4 (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of Securities under any Law or with any Governmental Authority other than as required by the Securities Act.

Section 4.6 Non-Exclusivity. The obligations of the parties under this Article 4 shall be in addition to any liability which any party may otherwise have to any other party.

ARTICLE 5

OTHER

Section 5.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by e-mail or other electronic communication, if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party).

If to the Company:

Lineage, Inc.

46500 Humboldt Drive

Novi, Michigan 48377

Attention: General Counsel

E-mail:

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, California 90071

Attention: Julian Kleindorfer; Lewis Kneib

E-mail

If to any Holder:

Initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered:

c/o Lineage, Inc.

46500 Humboldt Drive

Novi, Michigan 48377

Attention: General Counsel

E-mail:

or to such other address and to such other Persons as any Holder may hereafter specify in writing.

Section 5.2 Assignment. This Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, shall be null and void; provided, however, that, without the prior written consent of any other party hereto, a Holder may assign its rights and obligations under this Agreement, in whole or in part, to any Transferee of Registrable Securities so long as such Transferee, if not already a party to this Agreement, executes and delivers to the Company a joinder to this Agreement, substantially in the form of Exhibit A, and upon such Transfer such transferee shall be deemed a “Holder” hereunder.

Section 5.3 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the Registrable Securities held by all Holders; provided that no such amendment, supplement or other modification shall materially adversely affect the rights of any Holder hereunder disproportionately to other Holders without the written consent of Holders that hold a majority of the Registrable Securities held by all Holders so affected; provided, further, that no such amendment, supplement or other modification shall materially adversely affect the rights of any Specified Holders hereunder without the written consent of Specified Holders that hold a majority of the Registrable Securities held by all Specified Holders so affected. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 5.4 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

Section 5.5 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Section 5.6 Consent to Jurisdiction. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

Section 5.7 Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

Section 5.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement; provided, however, that the Company shall not be entitled to specific performance for any breach by the Holders of the provisions of Section 3.2(b).

Section 5.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 5.10 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Section 5.12 Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

Section 5.13 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, the transactions contemplated hereby or the subject matter hereof may only be made against the parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto or any past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Section 5.14 Independent Nature of the Rights and Obligations of Holders. The rights and obligations of each Holder hereunder are several and not joint with the obligations of any Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

Section 5.15 Termination as to a Holder. Any Person who ceases to hold any Registrable Securities, or who has forfeited, in writing, its rights hereunder with respect to such Registrable Securities, shall cease to be a Holder and shall have no further rights or obligations under this Agreement (except with respect to any indemnification or contribution rights or obligations under Article 4, which shall survive).

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

LINEAGE, INC., a Maryland corporation

By:

Name:
Title:

SPECIFIED HOLDERS:

[SIGNATURE BLOCKS TO COME]

HOLDERS LISTED ON SCHEDULE I HERETO:

[SIGNATURE BLOCKS TO COME]

Schedule I

Specified Holders

[    ]

Holders

[    ]

Exhibit A

FORM OF ASSIGNMENT AND JOINDER

[   ], 20[   ]

Reference is made to the Registration Rights Agreement, dated as of [   ], 2024, by and among Lineage, Inc. (the “Company”) and the Holders (as defined therein) from time to time party thereto (the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Pursuant to Section 4.2 of the Registration Rights Agreement, [   ] (the “Assignor”) in its capacity as a Holder hereby assigns [in part][or: in full] its rights and obligations under the Registration Rights Agreement to each of [   ], [   ] and [   ] (each, an “Assignee” and collectively, the “Assignees”). [For the avoidance of doubt, the Assignor shall remain a party to the Registration Rights Agreement following the assignment as part of its rights and obligations thereunder to the undersigned Assignees.]

Each undersigned Assignee hereby agrees to and does become party to the Registration Rights Agreement as a Holder. This assignment and joinder shall serve as a counterpart signature page to the Registration Rights Agreement and by executing below each undersigned Assignee is deemed to have executed the Registration Rights Agreement with the same force and effect as if originally named a party thereto and each Assignee’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

[Remainder of Page Intentionally Left Blank.]

Exhibit A-1

IN WITNESS WHEREOF, the undersigned have duly executed this assignment and joinder as of date first set forth above.

ASSIGNOR:

[ ]

By:
Name:
Title:

ASSIGNEES:

[ ]

By:
Name:

Exhibit A-2

Exhibit B

LINEAGE, INC.

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of common stock, par value $0.01 per share (“Common Stock”), of Lineage, Inc. (the “Company”) and/or common units of partnership interests (“OP Units” and, together with the Common Stock, the “Registrable Securities”) of Lineage OP, LP (the “OP”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated [   ], 2024, among the Company and the Holders (as defined therein) from time to time party thereto (the “Registration Rights Agreement”). A copy of the Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related Prospectus, deliver a Prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth (10th) Business Day before the effectiveness of the Registration Statement. We will give notice of the filing and effectiveness of the initial Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the Prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Registration Statement so that such beneficial owners may be named as selling security holders in the related Prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Registration Statement or additional shelf registration statements or supplements to the related Prospectus as are necessary to permit such holder to deliver such Prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related Prospectus.

Exhibit B-1

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the Prospectus forming a part of the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, all other Holders and any of their respective Affiliates, their respective directors, officers, employees, partners, equityholders, managers, accountants, attorneys and agents (and the directors, officers, employees, partners, equityholders, managers, accountants, attorneys, agents and controlling Persons of any of the foregoing) and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act or Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Security Holder:

(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

Exhibit B-2

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Common Stock and/or OP Units, as the case may be, beneficially owned:

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or,

Exhibit B-3

alternatively, through broker-dealers or agents. If the Registrable Securities are sold through broker-dealers, the Selling Security Holder will be responsible for broker-dealer’s discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii) in the over-the-counter market;

(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv) through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:	In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

Exhibit B-4

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, and such securities remain Registrable Securities following such transfer, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:

Name:
Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

Lineage, Inc.

46500 Humboldt Drive

Novi, Michigan 48377

Attention: General Counsel

E-mail:

Exhibit B-5